UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 14, 2013

COUPON EXPRESS, INC.

(Exact name of registrant as specified in its charter)

Nevada	0-20317	33-0912085
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 Fifth Avenue, Room 206, New York, New York		10016
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(914) 371-2441

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On May 14, 2013, Coupon Express, Inc. (the “Company”) entered into (i) an agreement (the “Agreement”) with Eric Kash, Alpha Kash, LLC, a company controlled by Mr. Kash (“Alpha Kash”), and, solely with respect to a single provision, NextLevel VIII, LLC, a significant shareholder of the Company (“NextLevel”), and (ii) a consulting agreement (the “Consulting Agreement”) with Mr. Kash, Alpha Kash and, solely with respect to a single provision, NextLevel, the terms of each of which are more fully described in Item 5.02 below. Such description is hereby incorporated by reference into this Item 1.01 and is qualified in its entirety by reference to the Agreement and the Consulting Agreement filed as Exhibits 10.1 and 10.2, respectively, hereto, which are both incorporated by reference into this Item 1.01.

Item 1.02 Termination of a Material Definitive Agreement.

On May 14, 2013, the Company and Mr. Kash mutually agreed to terminate his employment agreement, dated November 10, 2008 (the “Employment Agreement”), effective upon the execution and delivery of the Agreement and the Consulting Agreement. The terms of the termination of the Employment Agreement are more fully described in Item 5.02 below. Such description is hereby incorporated by reference into this Item 1.02. Pursuant to the Employment Agreement, Mr. Kash was paid a salary of $10,000 monthly, in addition to other benefits. In addition, Mr. Kash was granted options to purchase 10,000,000 shares of common stock of the Company, with options to purchase 2,000,000 shares of common stock of the Company vesting at the end of each year of the term of the Employment Agreement. As of May 13, 2013, options to purchase 2,000,000 shares of common stock of the Company remained unvested (the “Unvested Kash Options”).

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On May 14, 2013, the Company entered into a promissory note with a significant shareholder, NextLevel, pursuant to which the Company, in exchange for a loan of the same amount, issued a note in the amount of $59,303.42. The note matures in 90 days and bears interest at 5% per annum.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 14, 2013, Mr. Kash resigned as a director of the Board of Directors, Chairman of the Board, and a member of all committees of the Board of Directors, as well as the Chief Executive Officer, President, Chief Financial Officer and as any other employee, officer or agent of, and in any other capacity in, the Company, effective upon the execution and delivery of the Agreement and the Consulting Agreement.

In connection with Mr. Kash’s resignation, on May 14, 2013, the Company entered into the Agreement, which terminated the Employment Agreement and governs the terms of Mr. Kash’s separation from the Company. Pursuant to the Agreement, Mr. Kash (i) shall be paid severance in the amount of $204,996 over the 18-month period commencing immediately after the expiration of the one-year consulting period of the Consulting Agreement, (ii) shall receive payment for certain other benefits for one year, and (iii) is not permitted to engage or invest in any business competitive with the Company for 30 months after the date of the Agreement. In addition, the Unvested Kash Options were made immediately vested and exerciseable. This summary is not a complete description of all of the terms of the Agreement and is qualified in its entirety by reference to the Agreement filed as Exhibit 10.1 hereto, which is incorporated by reference into this Item 5.02.

In connection with Mr. Kash’s resignation and the Agreement, Mr. Kash (through Alpha Kash) has agreed to be a consultant to the Company during a one-year transitional period pursuant to the Consulting Agreement. Pursuant to the Consulting Agreement, Alpha Kash shall be paid $10,000 monthly and, in addition to the monthly consulting payment, shall receive certain additional bonus compensation in the event that it brings in certain business opportunities to the Company. Alpha Kash is also subject to the same non-competition agreement as Mr. Kash is under the Agreement. This summary is not a complete description of all of the terms of the Consulting Agreement and is qualified in its entirety by reference to the Consulting Agreement filed as Exhibit 10.2 hereto, which is incorporated by reference into this Item 5.02.

On May 14, 2013, the Board of Directors appointed Alan Schor, 62, as Interim Chief Executive Officer, Interim President and Interim Chief Financial Officer of the Company for a 45-day period, subject to further renewal by the Board of Directors. Mr. Schor joined the Company in October 2012 as a director of the Company and has been President of CJ Consulting, an accounts payable auditing firm servicing supermarkets throughout the United States for more than the past 25 years. Mr. Schor is a supermarket industry professional specializing in the accounting, procurement, sales and marketing for the development of products to the supermarket trade and the development of new products and accounts payable procedures for the retail industry. Mr. Schor’s extensive experience in the retail industry allows him to offer valuable perspectives on the Company’s corporate planning, budgeting and financial reporting. Mr. Schor shall be paid $10,000 monthly, prorated for any partial month of service based on the actual number of days elapsed during such month, which payment shall be deferred until the Company completes a significant financing.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 14, 2013, Section 2.01 of the Company’s Amended and Restated By-Laws was amended to change the number of directors stated therein, which currently provides for a Board of Directors consisting of between four and five directors, to hereinafter provide for a Board of Directors consisting of between two and five directors, and so as to read in its entirety as set forth in Exhibit 3.1 hereto, which is incorporated by reference into this Item 5.03.

Item 8.01 Other Events

On May 14, 2013, the Company disbanded the Operations Committee of the Board of Directors.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description
3.1	Amendment to the Amended and Restated By-Laws
10.1	Agreement, dated May 14, 2013, among the Company, Eric Kash, Alpha Kash, LLC, and NextLevel VIII, LLC
10.2	Consulting Agreement, dated May 14, 2013, among the Company, Eric Kash, Alpha Kash, LLC, and NextLevel VIII, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUPON EXPRESS, INC.
(Registrant)

Date May 18, 2013
/s/ Alan Schor
(Signature)
Alan Schor Interim Chief Executive Officer